UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2004

Date of Report (Date of Earliest Event Reported)

HELIX TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-6866	04-2423640
(Commission File Number)	(I.R.S. Employer Identification No.)

Mansfield Corporate Center
Nine Hampshire Street
Mansfield, Massachusetts	02048-9171
(Address of Principal Executive Offices)	(Zip Code)

(508) 337-5500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

HELIX TECHNOLOGY CORPORATION

Item 2.02 Results of Operation and Financial Condition

On October 22, 2004, Helix Technology Corporation (the "Company") issued a press release announcing financial results for its third quarter of 2004.

A copy of the press release is furnished herewith as Exhibit 99. Exhibit 99 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99  Third Quarter of 2004 Earnings Release dated October 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004	By: /s/Jay Zager

Jay Zager
Senior Vice President and
Chief Financial Officer

HELIX TECHNOLOGY CORPORATION

EXHIBIT INDEX
Exhibit
Number	Description of Exhibit

99	Third Quarter of 2004 Earnings Release dated October 22, 2004